UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2005

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

                4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 19, 2005, Tyson Foods, Inc. (“Tyson”) issued separate press releases announcing (i) plans to expand value-added production in Arkansas and Mississippi and the capital improvements and shifts of production to result from such expansion, and (ii) an agreement to settle Michael Archer et. al vs. Tyson Foods, Inc., et. al., a lawsuit stemming from Tyson’s decision in 2002 to restructure its live swine operations in Arkansas and eastern Oklahoma. In each release Tyson reported certain charges that it has accrued for the third quarter of fiscal 2005. The press releases are furnished herewith as Exhibits 99.1 and 99.2 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: July 25, 2005	By:	/s/ Craig J. Hart
	Name:	Craig J. Hart
	Title:	Senior Vice President, Chief Accounting
Officer and Controller

Tyson Foods, Inc.

Current Report On Form 8-K

Dated July 19, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 19, 2005 regarding expansion of value-added production

99.2	Press Release dated July 19, 2005 regarding settlement of Michael Archer et. al vs. Tyson Foods, Inc., et. al.,

EXHIBIT 99.1

Tyson to Expand Value-Added Production in Arkansas and Mississippi

Expansion involves capital improvements and shifts in production

Springdale, Arkansas – July 19, 2005 – In an effort to increase the production of value-added products and enhance operating efficiencies, Tyson Foods, Inc. (NYSE: TSN) has initiated improvement projects at plants in Arkansas and Mississippi, the company announced today.

An expansion at Tyson’s Russellville, Arkansas, poultry plant will increase the company’s processed chicken capacity, and enable the facility to absorb the production of the company’s plant in Bentonville, Arkansas.

Meanwhile, a project in Forest, Mississippi, will result in the installation of several new chicken processing lines and other improvements, and will enable the company to combine its two poultry plants there into one facility by early 2006.

“These are major projects we believe will contribute to our goals to increase value-added product sales and streamline our ability to produce and deliver the high quality products our customers have come to expect,” said Bill Lovette, group vice president of Food Service for Tyson Foods.

Because these initiatives involve the closing of two plants, Tyson accrued charges of approximately $10 million or $.02 per share in the third fiscal quarter of 2005.

Russellville Expansion

The expansion project at Russellville will increase the plant’s production capacity by almost 60% and boost plant employment by approximately 165 people, bringing the total workforce to more than 600 Team Members.

Meanwhile, Tyson’s Bentonville plant, which was built in the 1960s and is located in the middle of the city, is scheduled to cease operations October 1. The 320 Team Members affected will be given the opportunity to apply for openings at other Tyson locations.

“Given the age and location of this facility, we believe it makes more sense to move production rather than invest more money in the plant,” Lovette said.

Tyson’s Human Resources Department will work closely with affected Bentonville Team Members to help them find other opportunities within the company. This includes relocation assistance to those who transfer to a Tyson facility outside of northwest Arkansas or a severance package for qualified workers who decide to leave the company.

“Our Bentonville plant has served the company well over the years,” Lovette said. “We appreciate the hard work of our Team Members at the facility, as well as the long-running support we’ve received from the community.”

Tyson bought the Bentonville plant from Krispy Kitchens in 1972. Over the years the facility has produced a wide variety of processed and cooked chicken products and is currently making partially fried and raw breaded chicken tenders, fillets, livers and gizzards for foodservice companies and restaurant chains. The plant, which has been producing about one million pounds of product per week, will be put up for sale.

Forest Investment

The improvements in Forest are being made at the former Choctaw Maid plant, which the company acquired in 2003. The changes include more product lines, which will enable the plant to increase its production of processed and marinated chicken, as well as improvements in the plant’s roofing, flooring and refrigeration systems. Additional locker room space will also be installed.

Once the project is completed early next year, Tyson will close the older plant it operates on Cleveland Street in Forest and shift production and workers to the newly upgraded facility.

“We believe our investment in Forest will generate long-term benefits for the company, the community and our Team Members,” said Lovette. “We’re essentially combining the best of both operations and will add new equipment and other improvements that will result in a stronger, more efficient plant.”

Tyson officials chose to upgrade the former Choctaw plant because it is newer and provides room for growth. It opened approximately four years ago and covers approximately 325,000 square feet. The plant Tyson will be vacating began operations in 1957 and covers 140,000 square feet. The company plans to sell the facility.

The former Choctaw plant currently employs 800 people, while the Cleveland Street plant has approximately 900 Team Members. The consolidation of the two facilities is expected to result in the elimination of more than 300 positions, however, because of normal attrition, layoffs may not be necessary. Once improvements and the transfer of workers are completed early next year, Tyson’s newly consolidated plant is expected to have a workforce of approximately 1,400 people.

“We’ll do our best to communicate with Team Members at both facilities to ensure the transition goes smoothly,” Lovette said.

Area poultry producers who supply Tyson Foods should not be affected by the change, since the consolidated plant will essentially handle the same number of birds as the two existing plants do today. It should also not affect the hatchery Tyson operates in the area.

The consolidated plant will produce the same types of products currently manufactured by the existing operations. This includes fresh, frozen and marinated cuts of de-boned and bone-in chicken as well as whole birds, which are packaged and sold to retail and foodservice customers.

About Tyson Foods

Tyson Foods, Inc. [NYSE: TSN], founded in 1935 with headquarters in Springdale, Arkansas, is the world’s largest processor and marketer of chicken, beef, and pork and the second-largest food company in the Fortune 500. The company produces a wide variety of protein-based and prepared food products, which are marketed under the “Powered by Tyson™” strategy. Tyson is the recognized market leader in the retail and foodservice markets it serves, providing products and service to customers throughout the United States and more than 80 countries. Tyson has approximately 114,000 Team Members employed at more than 300 facilities and offices in the United States and around the world.

Forward-Looking Statements

Certain statements contained in this communication are “forward-looking statements” such as statements relating to the expected impact on Tyson’s earnings, and expected production capacity and employment levels due to plant expansion. These forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) fluctuations in the cost and availability of raw materials, such as live cattle, live swine or feed grains; (ii) market conditions for finished products, including the supply and pricing of alternative proteins, and the demand for alternative proteins; (iii) risks associated with effectively evaluating derivatives and hedging activities; (iv) access to foreign markets together with foreign economic conditions, including currency fluctuations and import/export restrictions; (v) successful rationalization of existing facilities, and the operating efficiencies of the facilities; (vi) changes in the availability and relative costs of labor and contract growers; (vii) issues related to food safety, including costs resulting from product recalls, regulatory compliance and any related claims or litigation; (viii) adverse results from litigation; (ix) risks associated with leverage, including cost increases due to rising interest rates or changes in debt ratings or outlook; (x) changes in regulations and laws (both domestic and foreign), including changes in accounting standards, environmental laws and occupational, health and safety laws; (xi) the ability of the Company to make effective acquisitions, and successfully integrate newly acquired businesses into existing operations; (xii) effectiveness of advertising and marketing programs; and (xiii) the effect of, or changes in, general economic conditions. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Tyson undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

####

Media Contact:	Gary Mickelson, 479-290-6111
Investor Contact:	Louis Gottsponer, 479-290-4826

EXHIBIT 99.2

Tyson Settles Suit Over Live Swine Operations

Settlement resolves 2002 lawsuit by contract growers

Springdale, Arkansas – July 19, 2005 – Tyson Foods, Inc. [NYSE: TSN] has agreed to settle Michael Archer et al. v. Tyson Foods, Inc. et al., a lawsuit stemming from the company’s decision in 2002 to restructure its live swine operations in Arkansas and eastern Oklahoma, the company reported today.

Subject to execution of a definitive settlement agreement and approval by the court, Tyson will pay $42.5 million to 85 contract swine growing operations, which had claimed the company improperly failed to renew their contracts. In accordance with the settlement, the growers will be subject to a court order requiring them to properly close the environmental waste systems no longer in use on their farms.

“From the beginning, we’ve sought to resolve this matter in a way beneficial to everyone involved, including the contract growers,” said Gene Leman, senior group vice president of Tyson Fresh Meats. “While we had hoped to avoid litigation, we’re pleased a settlement has finally been reached.”

Operating losses in Tyson’s live swine division prompted the company to announce a restructuring in 2002 that resulted in the elimination of approximately 200 jobs, the closure of company-owned and leased hog farms, and discontinued relationships with about 130 contract growers.

The phase-out of these operations was completed in 2003. It reduced the total number of sows by 30% in Tyson’s live swine business from approximately 100,000 to approximately 70,000 sows, and reduced finishing farms by 83%.

About one-quarter of the affected growers reached agreements with Tyson without litigation. On September 12, 2002, the contract swine operations filed suit against the company in the Circuit Court of Pope County, Arkansas. A trial had been scheduled to begin August 1, 2005.

In connection with the settlement, Tyson accrued charges of approximately $33 million or $.06 per share in the third fiscal quarter of 2005, the company reported. No further charges are expected in connection with the settlement.

Tyson still has hog breeding operations in the Holdenville, Oklahoma area and a limited number of farms in northwest Arkansas. Both provide weaned pigs to finishing operations in the Midwest. The company also retains some contract hog finishing operations in north central Missouri, closer to Midwest processing operations and grain supplies.

About Tyson Foods

Tyson Foods, Inc. [NYSE: TSN], founded in 1935 with headquarters in Springdale, Arkansas, is the world’s largest processor and marketer of chicken, beef, and pork and the second-largest food company in the Fortune 500. The company produces a wide variety of protein-based and prepared food products, which are marketed under the “Powered by Tyson™” strategy. Tyson is the recognized market leader in the retail and foodservice markets it serves, providing products and service to customers throughout the United States and more than 80 countries. Tyson has approximately 114,000 Team Members employed at more than 300 facilities and offices in the United States and around the world.

Forward-Looking Statements

Certain statements contained in this communication are “forward-looking statements” such as statements relating to the expected impact on Tyson’s earnings. These forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) fluctuations in the cost and availability of raw materials, such as live cattle, live swine or feed grains; (ii) market conditions for finished products, including the supply and pricing of alternative proteins, and the demand for alternative proteins; (iii) risks associated with effectively evaluating derivatives and hedging activities; (iv) access to foreign markets together with foreign economic conditions, including currency fluctuations and import/export restrictions; (v) successful rationalization of existing facilities, and the operating efficiencies of the facilities;

(vi) changes in the availability and relative costs of labor and contract growers; (vii) issues related to food safety, including costs resulting from product recalls, regulatory compliance and any related claims or litigation; (viii) adverse results from litigation; (ix) risks associated with leverage, including cost increases due to rising interest rates or changes in debt ratings or outlook; (x) changes in regulations and laws (both domestic and foreign), including changes in accounting standards, environmental laws and occupational, health and safety laws; (xi) the ability of the Company to make effective acquisitions, and successfully integrate newly acquired businesses into existing operations; (xii) effectiveness of advertising and marketing programs; and (xiii) the effect of, or changes in, general economic conditions. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Tyson undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

####

Media Contact:	Gary Mickelson, 479-290-6111
Investor Contact:	Louis Gottsponer, 479-290-4826